SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 21, 2021

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street	Warren	Pennsylvania	16365
(Address of principal executive office)			(Zip code)
 Registrant’s telephone number, including area code:        (814) 726-2140
 (Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Indicate by a check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 ( § 230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

    The Annual Meeting of Stockholders was held on April 21, 2021. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies and the proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 12, 2021. The final results of the stockholder votes are as follows:

Proposal 1 - Election of Directors

The stockholders elected the following Directors:

	For	Withheld	Broker Non-Votes
Deborah J. Chadsey	82,737,389	5,251,713	14,306,332

Wilbur R. Davis	85,810,056	2,179,046	14,306,332

Timothy M. Hunter	85,082,115	2,906,987	14,306,332

David M. Tullio	86,236,570	1,572,532	14,306,332

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders approved the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021.

For	100,199,895
Against	2,022,428
Abstain	73,111
Broker Non-Votes	—

Proposal 3 - An advisory, non-binding resolution to approve executive compensation described in the Proxy Statement

The stockholders approved the proposal regarding the compensation of the named executive officers as disclosed in the Proxy Statement as follows:

For	82,280,930
Against	4,977,908
Abstain	730,264
Broker Non-Votes	14,306,332
Item 7.01    Regulation FD Disclosure
On April 21, 2021, the Company made the slide presentation attached as Exhibit 99.1 to stockholders during its Annual Stockholders' Meeting.
Item 9.01    Financial Statements and Exhibits
(a)     Not applicable
(b)    Not applicable
(c)     Not applicable
(d)     Exhibits

Exhibit No.	Description

99.1	Slide presentation to stockholders.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	April 22, 2021	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer